NET LOSS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2023
Notes and other explanatory information [abstract]
Schedule of net loss per share

	Year ended December 31,
	2023		2022		2021
	Weighted number of shares*)	Loss attributable to equity holders of the Company	Weighted number of shares*)	Loss attributable to equity holders of the Company	Weighted number of shares*)	Loss attributable to equity holders of the Company

Used in the computation of basic and diluted net loss	33,155,669	$4,197	32,980,997	$13,349	31,154,258	$6,462

*)	Computation of diluted loss per share did not include potential ordinary shares that would result from conversion of outstanding options and warrants, since their conversion has anti-dilutive effect.